Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of July 22, 2004 (the “Amendment”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Borrower”), each of the parties identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Credit-Linked L/C Issuer (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 19, 2003 (as amended and modified from time to time, the “Credit Agreement”); and

     WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments. Effective on June 30, 2004, the Credit Agreement is hereby amended as follows:

     (a) The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order and shall read as follows:

          “Applicable Credit-Linked Rate” means (a) 3.00% at such time as the senior secured (non-credit enhanced) debt rating of the Borrower is at least (i) Ba3 from Moody’s and (ii) BB- from S&P or (b) 3.25% at such time as the senior secured (non-credit enhanced) debt rating of the Borrower is lower than (i) Ba3 from Moody’s or (ii) BB- from S&P.

          “Applicable Term Loan Rate” means (a) 3.00% at such time as the senior secured (non-credit enhanced) debt rating of the Borrower is at least (i) Ba3 from Moody’s and (ii) BB- from S&P or (b) 3.25% at such time as the senior secured (non-credit enhanced) debt rating of the Borrower is lower than (i) Ba3 from Moody’s or (ii) BB- from S&P.

          “Consolidated Maintenance Capital Expenditures” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the lesser of (a) actual Consolidated Capital Expenditures for such period and (b) $40,000,000.

     (b) The definition of “Consolidated EBIT” in Section 1.01 is hereby amended in its entirety to read as follows:

          “Consolidated EBIT” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated

Net Income: (a) Consolidated Interest Expense for such period, (b) the provision for taxes based on income or revenues payable by the Borrower and its Subsidiaries for such period, (c) without duplication, the Permitted Charges for such period and (d) without duplication, Non-Cash Charges for such period, as determined in accordance with GAAP.

     (c) The definition of “Consolidated Interest Coverage Ratio” in Section 1.01 is hereby amended in its entirety to read as follows:

          “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated EBITDA for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) minus (ii) Consolidated Maintenance Capital Expenditures for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) to (b) the sum of (i) Consolidated Interest Expense for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) minus (ii) all interest expense attributable to capitalized loan costs and the amount of fees paid in connection with the issuance of letters of credit on behalf of the Borrower or any Subsidiary during such period.

     (d) The last sentence in the definition of “Default Rate” is hereby amended in its entirety to read as follows:

For purposes of this definition, the “Applicable Rate” with respect to (a) any Term Loan shall be deemed to be the Applicable Term Loan Rate per annum and (b) any Credit-Linked L/C Advance shall be deemed to be the Applicable Credit-Linked Rate per annum.

     (e) The definition of “Permitted Charges” in Section 1.01 is hereby amended in its entirety to read as follows:

          “Permitted Charges” means, for any period, the sum of (a) lease termination expenses and severance costs not exceeding $5,000,000 in the aggregate which relate to the organizational restructuring of the Borrower and its Subsidiaries, plus the amounts attributable to written off loan costs and any make whole amounts plus (b) those costs and expenses of the Borrower identified on Schedule 1.01(c) attached hereto to the extent incurred during such period plus (c) any fees paid to BAS, the Administrative Agent or the Lenders in connection with any amendment of this Agreement during such period to the extent such fees are deducted from net income plus (d) any reserves, costs and other liabilities described in the separate letter agreement, dated the date of this Amendment, between the Administrative Agent and the Loan Parties (which letter agreement has been posted on Intralinks for the review of the Lenders).

     (f) The reference to “Section 2.05” in Section 2.04(a) is hereby amended to read as “Section 2.07”.

     (g) The first sentence in Section 2.05(k) is hereby amended in its entirety to read as follows:

The Borrower shall pay to the Administrative Agent for the account of each Credit-Linked Lender in accordance with its Pro Rata Share, a fee (the “Credit-Linked Facility

2

Fee”) equal to the Applicable Credit-Linked Rate times the actual daily amount of such Credit-Linked Lender’s Credit-Linked Deposit.

     (h) Section 2.10(b)(i) is hereby amended in its entirety to read as follows:

          (i) Subject to the provisions of subsection (ii) below, (A) each Term Loan that is a Eurodollar Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of (I) the Eurodollar Rate for such Interest Period plus (II) the Applicable Term Loan Rate and (B) each Term Loan that is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Term Loan Rate.

     (i) Sections 2.10(c)(i) and (ii) are hereby amended in their entireties to read as follows:

          (i) Each Credit-Linked L/C Borrowing shall bear interest on the outstanding principal amount thereof (A) from and including the applicable Credit-Linked L/C Borrowing date to and excluding the date six (6) Business Days thereafter at an interest rate per annum equal at all times to the Base Rate plus the Applicable Credit-Linked Rate, and (B) from and including the sixth Business Day after the applicable Credit-Linked L/C Borrowing date at an interest rate per annum equal at all times to the Default Rate.

          (ii) Each Credit-Linked L/C Advance shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of (A) the Eurodollar Rate for such Interest Period plus (B) the Applicable Credit-Linked Rate.

     (j) The following subclause (e) is hereby added after subclause (d) in Section 7.03 of the Credit Agreement and shall read as follows:

     (e) Promptly (and in any event within 5 Business Days) notify the Administrative Agent of any change in the senior secured (non-credit enhanced) debt rating of the Borrower.

     (k) The reference to “Section 7.15(a), (b) and (c)” in clause (x) of Section 7.12(b) is hereby amended to read as “Sections 7.15(a) and (b)”.

     (l) The reference to “Section 7.15(a), (b) and (c)” in Section 7.14 is hereby amended to read as “Sections 7.15(a) and (b)”.

     (m) The word “to” is hereby inserted in the fifth line of Section 7.15(b) between the word “pledged” and the words “the Administrative Agent”.

     (n) The word “not” is hereby inserted in Section 8.03(h) between the word “amount” and the word “to”.

     (o) Section 8.11(b) is hereby amended in its entirety to read as follows:

          (b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than (i) for the fiscal quarter ending June 30, 2004, 5.75:1.0, (ii) for any fiscal quarter ending during the period

3

from July 1, 2004 to and including September 30, 2004, 6.25:1.0, (iii) for any fiscal quarter ending during the period from October 1, 2004 to and including March 31, 2005, 5.0:1.0, (iv) for any fiscal quarter ending during the period from April 1, 2005 to and including September 30, 2005, 4.75:1.0, (v) for any fiscal quarter ending during the period from October 1, 2005 to and including March 31, 2006, 4.5:1.0, (vi) for any fiscal quarter ending during the period from April 1, 2006 to and including September 30, 2006, 4.0:1.0 and (vii) for any fiscal quarter ending after October 1, 2006, 3.5:1.0.

     (p) Section 8.11(d) is hereby amended in its entirety to read as follows:

          (d) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than (i) for any fiscal quarter ending during the period from June 30, 2004 to and including December 31, 2004, 1.5:1.0, (ii) for any fiscal quarter ending during the period from January 1, 2005 to and including June 30, 2005, 1.75:1.0, (iii) for any fiscal quarter ending during the period from July 1, 2005 to and including March 31, 2006, 2.0:1.0 and (iv) for any fiscal quarter ending after April 1, 2006, 2.25:1.0.

     2. Conditions Precedent. This Amendment shall be effective immediately, without any other action by any of the parties hereto, upon satisfaction of the following conditions precedent:

     (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Lenders holding a majority of the Revolving Commitments, the Required Lenders and the Administrative Agent;

     (b) Receipt by the Administrative Agent (i) for the account of each Lender delivering an executed counterpart of this Amendment to the Administrative Agent of an amendment fee equal to twenty five basis points (0.25%) of the sum of (A) such Lender’s Revolving Commitment and (b) such Lender’s Credit-Linked Commitment and (ii) any other fees and expenses payable by the Borrower in connection with this Amendment; and

     (c) Receipt by the Administrative Agent of the letter agreement executed by the Administrative Agent and the Loan Parties referenced in the definition of Permitted Charges in the Credit Agreement.

     3. Miscellaneous.

     (a) The Credit Agreement, as amended by this Amendment, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

     (b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

     (c) The Borrower and the Guarantors hereby represent and warrant as follows:

                    (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

4

                    (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Parties in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                    (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those that have already been obtained and are in full force and effect.

     (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (ii) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

                    (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

                    (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

5

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Dana A. Gordon
	Name:	Dana A. Gordon
	Title:	Vice President

GUARANTORS:	ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
CCLC, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
MANUEL BROS., INC.
MEARS GROUP, INC.
NETWORK ELECTRIC COMPANY
NORTH PACIFIC CONSTRUCTION CO., INC.
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PWR FINANCIAL COMPANY
QPC, INC.
QSI, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA LIV ACQUISITION, INC.
QUANTA LVII ACQUISITION, INC.
QUANTA LVIII ACQUISITION, INC.
QUANTA LIX ACQUISITION, INC.
QUANTA LX ACQUISITION, INC.
QUANTA LXI ACQUISITION, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXIII ACQUISITION, INC.
QUANTA LXIV ACQUISITION, INC.
QUANTA LXV ACQUISITION, INC.,
each a Delaware corporation

By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QUANTA LXVI ACQUISITION, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA UTILITY INSTALLATION CO., INC.
R.A. WAFFENSMITH & CO., INC.
SOUTHEAST PIPELINE CONSTRUCTION, INC.
SOUTHWESTERN COMMUNICATIONS, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
TOM ALLEN CONSTRUCTION COMPANY
TTGP, INC.
TTLP, INC.
TXLP, INC.
UNDERGROUND CONSTRUCTION CO., INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.,
each a Delaware corporation

By: Name:	/s/ Dana A. Gordon Dana A. Gordon
Title:	Vice President

ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION, ALLTECK LINE CONTRACTORS (USA), INC. MUSTANG LINE CONTRACTORS, INC. POTELCO, INC., each a Washington corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

BRADFORD BROTHERS, INC. TTM, INC., each a North Carolina corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

COMMUNICATION MANPOWER, INC. TRAWICK CONSTRUCTION COMPANY, INC., each a Florida corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

CROWN FIBER COMMUNICATIONS, INC., a Virginia corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED W.H.O.M. CORPORATION each a California corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

FIVE POINTS CONSTRUCTION CO. MEJIA PERSONNEL SERVICES, INC. TRANS TECH ACQUISITION, INC. SOUTHWEST TRENCHING COMPANY, INC. each a Texas corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

INTERMOUNTAIN ELECTRIC, INC., a Colorado corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

IRBY CONSTRUCTION COMPANY, a Mississippi corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

METRO UNDERGROUND SERVICES, INC. OF ILLINOIS PROFESSIONAL TELECONCEPTS, INC. (IL) each an Illinois corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

PAR ELECTRICAL CONTRACTORS, INC., a Missouri corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

PROFESSIONAL TELECONCEPTS, INC. (NY), A New York corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

THE RYAN COMPANY, INC., a Massachusetts corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

QDE, LLC QUANTA ASSET MANAGEMENT LLC each a Delaware limited liability company

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

QUANTA DELAWARE, INC., a Delaware corporation

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

TOTAL QUALITY MANAGEMENT LLC, a Delaware limited liability company COAST TO COAST, LLC, a California limited liability company

By:	Environmental Professional Associates, Limited, Its Member

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

NORTHERN LINE LAYERS, LLC,
a Delaware limited liability company

By:	PAR Electrical Contractors, Inc., Its Member

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

TJADER, L.L.C.
OKAY CONSTRUCTION COMPANY, LLC
each a Delaware limited liability company

By:	Spalj Construction Company, Its Member

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

MEARS/CPG, LLC
MEARS ENGINEERING, LLC
MEARS/HDD, LLC
MEARS SERVICES, LLC
each a Michigan limited liability company

By:	Mears Group, Inc., The Sole Member of each of the foregoing limited liability companies

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

S.K.S. PIPELINERS, LLC,
a Delaware limited liability company

By:	Arby Construction, Inc., Its Member

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

TNS-VA, LLC,
a Delaware limited liability company

By:	Professional Teleconcepts, Inc. (NY) Its Member

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

AIRLAN TELECOM SERVICES, L.P.
NORTH HOUSTON POLE LINE, L.P.
LINDSEY ELECTRIC, L.P.
DIGCO UTILITY CONSTRUCTION, L.P.
each a Texas limited partnerships

By:	Mejia Personnel Services, Inc., Its General Partner

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
QUANTA ASSOCIATES, L.P.
each a Texas limited partnerships

By:	QSI, Inc., Its General Partnership

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

TRANS TECH ELECTRIC, L.P.,
a Texas limited partnership

By:	TTGP, Inc., Its General Partner

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

PWR NETWORK, LLC,
a Delaware limited liability company

By:	PWR Financial Company, Its Sole Member

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

QUANTA RECEIVABLES, L.P.,
a Delaware limited partnership

By: PWR Financial Company, Its General Partner

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

Q RESOURCES, LLC,
a Delaware limited liability company

By:	Quanta Holdings, Inc., its Member

By:	/s/ Dana A. Gordon

Name:	Dana A. Gordon
Title:	Vice President

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ David A. Johanson

	Name:	David A. Johanson
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender, L/C Issuer and Credit-Linked L/C Issuer

	By:	/s/ Gary L. Mingle

	Name:	Gary L. Mingle
	Title:	Senior Vice President

FRANKLIN FLOATING RATE TRUST
FRANKLIN FLOATING RATE MASTER SERIES
FRANKLIN FLOATING RATE DAILY ACCESS FUND

	By:	/s/ Tyler Chan

	Name:	Tyler Chan
	Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY

	By:	/s/ F. David Melka

	Name:	F. David Melka
	Title:	Investment Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
	By:	New York Life Investment Management LLC,
Its Investment Manager

	By:	/s/ F. David Melka

	Name:	F. David Melka
	Title:	Director

ELF FUNDING TRUST III
By:	New York Life Investment Management LLC, As Attorney-In-Fact

By:	/s/ F. David Melka

Name:	F. David Melka
Title:	Director

MOUNTAIN CAPITAL CLO 11 LTD.

By:	/s/ Chris Siddons

Name:	Chris Siddons
Title:	Director

MOUNTAIN CAPITAL CLO 1 LTD.

By:	/s/ Chris Siddons

Name:	Chris Siddons
Title:	Director

ARCHIMEDES FUNDING III, LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang

Name:	Peanie C. Wang
Title:	Vice President

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang

Name:	Peanie C. Wang
Title:	Vice President

ENDURANCE CLO I, LTD.
c/o		ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang

Name:		Peanie C. Wang
Title:		Vice President

SEQUILS-ING I (HBDGM), LTD.
By:		ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang

Name:		Peanie C. Wang
Title:		Vice President

ING-ORYX CLO, LTD.
By:		ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang

Name:		Peanie C. Wang
Title:		Vice President

NEMEAN CLO, LTD.
By:	ING as	Capital Advisors LLC, Investment Manager

By:	/s/ Peanie C. Wang

Name:		Peanie C. Wang
Title:		Vice President

JPMORGAN CHASE BANK

By:	/s/ Robert Mendoza

Name:		Robert Mendoza
Title:		Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

By:	Four Corners Capital Management, LLC
As Collateral Manager

By:	/s/ Robert I. Bernstein

Name:	Robert I. Bernstein
Title:	Chief Credit Officer

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES

By:	Four Corners Capital Management, LLC
As Collateral Manager

By:	/s/ Robert I. Bernstein

Name:	Robert I. Bernstein
Title:	Chief Credit Officer

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II

By:	Four Corners Capital Management, LLC.
As Collateral Manager

By:	/s/ Robert I. Bernstein

Name:	Robert I. Bernstein
Title:	Chief Credit Officer

LANDMARK III CDO LIMITED

By:	Aladdin Capital Management LLC
as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

LANDMARK II CDO LIMITED

By:	Aladdin Capital Management LLC
as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

LANDMARK I CDO LIMITED

By:	Aladdin Capital Management LLC as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

GULF STREAM-COMPASS CLO 2003-1 LTD.

By:	Gulf Stream Asset Management LLC as Collateral Manager

By:	/s/ Barry Love

Name:	Barry Love
Title:	Chief Credit Officer

OAK HILL CREDIT PARTNERS I, Limited

By:	Oak Hill CLO Management I, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

HANOVER SQUARE CLO LTD.
UNION SQUARE CDO LTD.
MONUMENT PARK CDO LTD.

By	BLACKSTONE DEBT ADVISORS L.P. As Collateral Manager

By:	/s/ Dean Criares

Name:	Dean Criares
Title:	Managing Director

LONG LANE MASTER TRUST IV

By:	/s/ Meredith J. Koslick

Name:	Meredith J. Koslick
Title:	Assistant Vice President

SEMINOLE FUNDING LLC

By:	/s/ Meredith J. Koslick

Name:	Meredith J. Koslick
Title:	Assistant Vice president

SAWGRASS TRADING LLC

By:	/s/ Meredith J. Koslick

Name:	Meredith J. Koslick
Title:	Assistant Vice President

HARCH CLO I, LTD.

By:	/s/ Michael E. Lewitt

Name:	Michael E. Lewitt
Title:	Authorized Signatory

BLACK DIAMOND CLO 2000-1, LTD.

By:	/s/ Paul Cope

Name:	Paul Cope
Title:	Director

OCTAGON INVESTMENT PARTNERS III, LTD.

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

APEX (TRIMARAN) CDO I, LTD.
By:	Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison

Name:	David M. Millison
Title:	Managing Director

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ John P. Thacker

Name:	John P. Thacker
Title:	Chief Credit Officer

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	/s/ Lisa Chaffee

Name:	Lisa Chaffee
Title:	Manager

HARBOURVIEW, CLO IV, LTD.

By:	/s/ Lisa Chaffee

Name:	Lisa Chaffee
Title:	Manager

HARBORVIEW CLO V. LTD.

By:	/s/ Lisa Chaffee

Name:	Lisa Chaffee
Title:	Manager

IKB CAPITAL CORPORATION

By:	/s/ David Snyder

Name:	David Snyder
Title:	President

THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH

By:	/s/ Elizabeth A. Quirk

Name:	Elizabeth A. Quirk
Title:	Vice President

LIGHTPOINT CLO 2004-1, LTD.

By:	/s/ Thomas A. Kramer

Name:	Thomas A. Kramer
Title:	Senior Managing Director & Chief Executive Officer

TORONTO DOMININ (New York), INC.

By:	/s/ Michelle Manning

Name:	Michelle Manning
Title:	Vice President

FLOATING RATE INCOME STRATEGIES FUND, INC.

By:	/s/ Jamin Patel

Name:	Jamin Patel
Title:`	Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Thomas S. Leggett

Name:	Thomas S. Leggett
Title:	Associate Vice President – Public Bonds

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Thomas S. Leggett

Name:	Thomas S. Leggett
Title:	Associate Vice President – Public Bonds

NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

By:	/s/ Thomas S. Leggett

Name:	Thomas S. Leggett
Title:	Associate Vice President – Public Bonds

THE TRAVELERS INSURANCE COMPANY

By:	/s/ John W. Petchler

Name:	John W. Petchler
Title:	Vice President

CITICORP INSURANCE AND INVESTMENT TRUST

By:	Travelers Asset Management International Company LLC

By:	/s/ John W. Petchler

Name:	John W. Petchler
Title:	Vice President

GOLDENTREE LOAN OPPORTUNITIES I, LIMITED

By:	GOLDENTREE ASSET MANAGEMENT, LP

By:	/s/ Frederick S. Haddad

Name:	Frederick S. Haddad
Title:	Portfolio Manager

GOLDENTREE LOAN OPPORTUNITIES II, LIMITED

By:	Goldentree Asset Management, LP

By:	/s/ Frederick S. Haddad

Name:	Frederick S. Haddad
Title:	Portfolio Manager

MONUMENT CAPITAL LTD

By:	/s/ Robert Bayer

Name:	Robert Bayer
Title:	Vice President

ALLIANCE CAPITAL FUNDING

By:	/s/ Robert Bayer

Name:	Robert Bayer
Title:	Vice President

KZH PONDVIEW LLC

By:	/s/ Dorian Herrera

Name:	Dorian Herrera
Title:	Authorized Agent